FIFTH AMENDMENT TO LOAN AGREEMENT


     THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of this 28th day of July, 1999 by and between TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation ("Borrower") WELLS FARGO CREDIT, INC., a Minnesota corporation ("Lender"), the successor-in-interest to Wells Fargo Bank, National Association, a national banking association, and FRANCIS KEERY, a married man ("Shareholder").

     WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Loan Agreement dated as of April 10, 1998 between Borrower and Wells Fargo Bank, National Association ("Bank"), as amended (the "Loan Agreement");

     WHEREAS, due to lower than projected sales and delays with the proposed private placement facility, Shareholder desires to make a $500,000 loan to Borrower; and

     WHEREAS, Lender desires to reduce the advance rates on certain Collateral under the Loan Agreement and Borrower desires to have such advance rate reductions occur in stages;

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lender and Shareholder, intending to be legally bound, agree as follows:

     1. DEFINITIONS. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement.

     2. SHAREHOLDER LOAN. On or before July 31, 1999, Shareholder shall make a loan of $500,000 to Borrower, the proceeds of which are to be deposited in Borrower's Cash Collateral Account at Bank. Concurrently therewith, Borrower and Shareholder shall execute and deliver to Lender a Subordination Agreement in the form attached hereto as Exhibit "A" incorporated herein by this reference (the "Subordination Agreement").

     3. ADVANCE RATES. Provided that Shareholder timely deposits the loan proceeds into Borrower's operating account at the Bank and Borrower and Shareholder execute and deliver the Subordination Agreement to Lender and, further provided that no Event of Default, or act, omission or event that with the giving of notice and/or passage of time would constitute an Event of Default, has occurred and is continuing, and without limiting any other rights available to Lender under the Loan Documents, Lender will not reduce the advance rates set forth in Section 2.1 of the Loan Agreement prior to September 1, 1999. Thereafter, provided that no Event of Default, or act, omission or event that with the giving of notice and/or passage of time would constitute an Event of Default, has occurred and is continuing, the advance rates will be reduced as set forth on Exhibit "B" attached hereto and incorporated herein by this reference. Notwithstanding anything to the contrary in this Section or in

Exhibit "B", upon the consummation of any private placement facility of $5,000,000 or more issued by Borrower, the advance rates for Eligible Accounts and raw materials Eligible Inventory will automatically and without further notice be reduced to eighty percent (80%) and forty-two percent (42%), respectively.

     4. RELEASE OF CLAIMS. In consideration of Lender's agreements contained herein, Borrower and its successors and assigns each hereby fully release, remise and forever discharge Lender and Bank and all of their past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers, and all of their respective heirs, personal representatives, predecessors, successors and assigns, for, from and against any and all claims, demands, causes of action, controversies, offsets, obligations, losses, damages, and liabilities of every kind and character whatsoever, including without limitation any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder that Borrower, or any of its successors or assigns has had in the past, or now has, or which may hereafter accrue, whether known or unknown, whether currently existing or hereafter asserted, relating in any manner to, or arising from or in connection with, the indebtedness evidenced by the Loan Documents, any negotiations, loan administration, exercise of rights and remedies, payment, offset with respect to, or other matter relating to such indebtedness, any collateral securing payment and performance of such indebtedness, or any matter preliminary to the execution and delivery by Borrower and Lender of this Amendment, or any statement, action, omission or conduct of Lender or Bank or any of their officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers relating in any manner to such indebtedness, collateral or this Amendment; provided, however, that the foregoing release and discharge shall not apply to the obligations of Lender expressly set forth in this Amendment or first arising after the date of this Amendment. Borrower acknowledges and agrees that Lender is not and shall not be obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including without limitation any renewal of the indebtedness evidenced by the Loan Documents, beyond the maturity date thereof as set forth therein.

Borrower acknowledges that it is familiar with the provisions of Section 1542 of the California Civil Code, which provides as follows:

     A general release does not extend to claims which the creditor [releasor] does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor [releasee].

Borrower has been advised by counsel with respect to the release of unknown claims contained herein. Upon advice of such counsel, Borrower hereby waives and relinquishes all of the rights and benefits which he may have under Section 1542 of the Civil Code of the State of California.

     5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

     6.   COUNTERPARTS.   This   Amendment  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

     7. SUCCESSORS AND ASSIGNS. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     8. TRANSACTION EXPENSES. Borrower agrees to pay any and all Costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, attorneys' fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Lender may pay such costs and expenses directly as an advance under the Loan Agreement.

     9. AMENDMENT. Except as otherwise amended hereby, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.


            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                            BORROWER:

                                            TITAN MOTORCYCLE CO. OF
                                            AMERICA, a Nevada corporation


                                            By: /s/ Robert P. Lobban
                                                --------------------------------
                                            Name: Robert P. Lobban
                                                  ------------------------------
                                            Title: Chief Financial Officer
                                                   -----------------------------

                                            LENDER:

                                            WELLS FARGO CREDIT, INC., a
                                            Minnesota corporation


                                            By:
                                                -------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   ----------------------------


                                            SHAREHOLDER:

                                            /s/ Francis Keery
                                            ------------------------------------
                                            FRANCIS KEERY